UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2020 (November 22, 2019)

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement

On February 11, 2020, Taronis Technologies, Inc. (the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) with an accredited investor (“Holder”). The Company previously issued to the Holder a total of 1,631,452 shares of common stock for the cancellation of indebtedness and services rendered (“Common Stock”), pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(a)(2) thereof. Under the terms of the Exchange Agreement the Holder has agreed to convey, transfer and assign the Common Stock back to the Company in exchange for 1,631,452 Prefunded Warrants (“Prefunded Warrants”) in reliance on the exemption from issuance provided by Section 3(a)(9) of the Securities Act. The Exchange Agreement contains additional terms typical of exchange agreements.

The above description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the Form of Exchange Agreement, which is incorporated herein and attached hereto as Exhibit 10.1.

Prefunded Warrant

In conjunction with the Exchange Agreement, the Company issued to the Holder a Prefunded Warrant to purchase up to 1,631,452 shares of our common stock, par value $0.001 per share (“Prefunded Warrant”), that may be issued to the Holder upon the exercise of the Prefunded Warrants, which Prefunded Warrants, having an aggregate prefunded value of $1,402,178.97 (prefunded value of $0.8705 per warrant). The Prefunded Warrant was issued to the Holder in an exchange under Section 3(a)(9) of the Securities Act, for 1,631,452 shares of Common Stock, having an aggregate value of $1,402,178.97 ($0.8705 per share), originally issued to Holder for the cancellation of indebtedness and for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act. The Prefunded Warrant contains additional terms typical of prefunded warrants.

We will receive an aggregate of $16,314.52 in proceeds from the exercise of the Prefunded Warrants for cash. The exercise price of each Prefunded Warrant will equal $0.01 per share.

The above description of the Prefunded Warrant does not purport to be complete and is qualified in its entirety by the Form of Prefunded Warrant, which is incorporated herein and attached hereto as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Items 1.01 of this Report with respect to the issuance of the Prefunded Warrants in exchange for the Common Stock is incorporated by reference into this Item 3.02.

On November 22, 2019, the Company issued 2,272,315 shares of restricted common stock to seven of its employees as employment compensation pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On November 22, 2019, the Company issued 1,153,521 shares of restricted common stock to its three independent directors as board compensation pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On November 26, 2019, the Company issued 200,000 shares of restricted common stock to a consultant for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On December 5, 2019, the Company issued 100,000 shares of restricted common stock to a consultant for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On December 9, 2019, the Company issued 600,000 shares of restricted common stock to a consultant for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On December 23, 2019, the Company issued 5,500 Series G-1 Convertible Preferred Shares to five institutional investors pursuant to the terms of an exchange agreement, and warrants to purchase up to 4,750,000 shares of common stock pursuant to the terms of a termination agreement. The Company relied on an exemption from registration provide by Section 3(a)(9) and Section 4(a)(2) of the Securities Act in connection with the issuance of the preferred shares and warrants. For more information regarding these issuances please see our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 24, 2019.

On December 30, 2019, the Company issued 1,850,000 shares of restricted common stock to a consultant for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On January 17, 2020, the Company issued 1,000,000 shares of restricted common stock to a consultant for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On January 30, 2020, the Company issued 1,131,452 shares of restricted common stock to a consultant for cancellation of indebtedness and 99,811 shares of restricted common stock to an employee as a catch up in value due pursuant to a purchase and sale agreement related to a subsidiary, both pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On January 31, 2020, the Company issued 1,000,000 shares of restricted common stock to a consultant for services rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

On January 31, 2020, the Company issued five institutional investors warrants to purchase up to 2,000,000 shares of common stock at an exercise price of $1.00 per share pursuant to the terms of a waiver agreement. The Company relied upon the exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act, in connection with the issuance of such warrants. For more information regarding the issuance of the warrants please see our Current Report on Form 8-K filed with the SEC on February 3, 2020.

On February 11, 2020, the Company issued 200,000 shares of restricted common stock to a consultant for cancellation of indebtedness pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

The total number of shares outstanding as of the date of this Report is 33,113,739.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Legal Counsel
10.1	Form of Exchange Agreement dated February 11, 2020
10.2	Form of Prefunded Warrant
23.1	Consent of Legal Counsel (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2020

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer